Offerings - Offering: 1	Aug. 15, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 656,935,866.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 100,576.88
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of June 30, 2025, of $24.60. This amount is based upon the offer to purchase up to 26,704,710 common shares of beneficial interest, par value $0.01 per share, of Apollo Debt Solutions BDC. Calculated at $153.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.